UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.            )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☒ Soliciting Material under §240.14a-12

ConnectOne Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following contains the email invitation to a new ConnectOne Bancorp Retail Voting Program which allows ConnectOne Bancorp shareholders to opt in to vote their shares in line with the Board’s recommendation. Subsequent pages capture the details of the printed letters, website instructions and the confirmation page.

Beneficial Email:

XP INVESTMENTS US, LLC

Account Number **3456789012345678901**
A message from CONNECTONE BANCORP, INC.:

ConnectOne Bancorp, Inc.

A new, easy way to vote

ConnectOne Bancorp is giving eligible investors a greater say in the proxy voting process

Dear ConnectOne Bancorp Shareholder,

As an investor in ConnectOne Bancorp, there is now a more convenient way to vote your shares at future shareholder meetings. Today, we are inviting you to opt in to a new Retail Voting Program to vote your ConnectOne Bancorp shares in line with our Board's recommendations.
It's another way to ensure your voice is heard.

Opt in now →

What you can expect

- Saves time and effort by eliminating the need to vote each time.
- You maintain full control, with the ability to change your vote or opt out at any time.
- Guarantees your shares are always voted in line with the Board's recommendations.
- Participate for free. This service is offered at no added cost to you.

Thank you for investing in ConnectOne Bancorp.

Investor Relations

ConnectOne Bancorp

Retail.Shareholder@ConnectOneBancorp.com

Opt in now →

The program described herein is neither endorsed nor solicited by your broker and its agents.

Registered Email:

ConnectOne Bancorp, Inc.

Account Number *****89012345678901

A new, easy way to vote

ConnectOne Bancorp is giving eligible investors a greater say in the proxy voting process

Dear ConnectOne Bancorp Shareholder,

As an investor in ConnectOne Bancorp, there is now a more convenient way to vote your shares at future shareholder meetings. Today, we are inviting you to opt in to a new Retail Voting Program to vote your ConnectOne Bancorp shares in line with our Board's recommendations.
It's another way to ensure your voice is heard.

Opt in now →

What you can expect

- Saves time and effort by eliminating the need to vote each time.
- You maintain full control, with the ability to change your vote or opt out at any time.
- Guarantees your shares are always voted in line with the Board's recommendations.
- Participate for free. This service is offered at no added cost to you.

Thank you for investing in ConnectOne Bancorp.

Investor Relations

ConnectOne Bancorp

Retail.Shareholder@ConnectOneBancorp.com

Opt in now →

Stay connected

Job #: N39641

©2026 ConnectOne Bancorp. All Rights Reserved.
ConnectOne Bancorp is a trademark of ConnectOne Bancorp or its subsidiaries in the United States

Beneficial Letter:

Hextone

Hextone
P.O. Box 1310
Brentwood, NY 11717

Irena Smith
15 Main Street
Anytown, NY 11423-1325

Opt in now

Scan the code with your phone to enroll, or visit the link below.

https://qa.tinybfs.com/t/aJLMhy

ConnectOne Bancorp, Inc.

ConnectOne Bancorp Investor Message:

A new, easy way to vote

As an investor in ConnectOne Bancorp, there is now a more convenient way to vote your shares at future shareholder meetings. Today, we are inviting you to opt in to a new Retail Voting Program to vote your ConnectOne Bancorp shares in line with our Board's recommendations.

It's another way to ensure your voice is heard.

What you can expect when you enroll:

- Save time, align your vote with the Board's recommendations at each shareholder meeting
- Change your vote anytime—override a vote or opt out for future meetings

To activate this no-cost service, simply scan the QR code provided on this letter with your smartphone camera or go to the website provided.

Thank you for being a valued ConnectOne Bancorp shareholder.

Investor Relations | ConnectOne Bancorp | Retail.Shareholder@ConnectOneBancorp.com

The ConnectOne Bancorp Retail Voting Program described herein is neither endorsed nor solicited by your broker and its agents.

PXXXXX

Registered Letter:

ConnectOne Bancorp, Inc.

ConnectOne Bancorp
301 Sylvan Avenue
Englewood Cliffs, NJ 07632

Irena Smith
15 Main Street
Anytown, NY 11423-1325

Opt in now

Scan the code with your phone to enroll, or visit the link below.

https://qa.tinybfs.com/t/aJLMhy

Account Number *******1234

A new, easy way to vote

As an investor in ConnectOne Bancorp, there is now a more convenient way to vote your shares at future shareholder meetings. Today, we are inviting you to opt in to a new Retail Voting Program to vote your ConnectOne Bancorp shares in line with our Board's recommendations.

It's another way to ensure your voice is heard.

What you can expect when you enroll:

- Save time, align your vote with the Board's recommendations at each shareholder meeting
- Change your vote anytime—override a vote or opt out for future meetings

To activate this no-cost service, simply scan the QR code provided on this letter with your smartphone camera or go to the website provided.

Thank you for being a valued ConnectOne Bancorp shareholder.

Investor Relations | ConnectOne Bancorp | Retail.Shareholder@ConnectOneBancorp.com

PXXXXX

Instruction Website:

ConnectOne Bancorp, Inc.

Submit your standing voting instruction

Learn More

Choose your instruction:

○ **Selection 1 - All Matters**

If you select this policy, your shares will be voted on each proposal in accordance with the recommendations made by the company's Board of Directors.

○ **Selection 2 - All Matters except Certain Specified Matters**

If you select this policy, your shares will be voted on each proposal in accordance with the recommendations made by the company's Board of Directors, except on (1) any contested director election and (2) any acquisition, merger or divestiture transaction that, under applicable state law or stock exchange rules, requires approval of shareholders.

○ **Selection 3 - Opt out**

No policy will be selected.

Terms of the voting consent agreement

By making a selection, you are agreeing to provide a standing instruction to ConnectOne for any eligible shares directly held in your name or held in "street name" but beneficially owned by you to be voted at all future shareholders' meetings consistent with the recommendations of ConnectOne's Board of Directors as to each type of proposal indicated by you in "Selection 1- All Matters" or "Selection 2 -All Matters Except Certain Specified Matters". This standing instruction will remain effective and in place for every shareholder meeting until you cancel the instruction, and will be communicated to your bank, broker or plan administrator (if your shares are held through them).

You may cancel your standing instruction at any time through your account dashboard or by contacting Investor Relations. If you do not cancel your

Submit →

Learn more

How does the voting service work?

What communications can I expect from ConnectOne Bancorp as part of this service?

Who can participate in this free service?

What can I expect after enrolling?

Can I opt out of the service later?

Back to choose your instruction

ConnectOne Bancorp, Inc.

Privacy Policy

Confirmation Page:

ConnectOne Bancorp, Inc.

Thank you! Your Selection is saved

You may now close this window or return to selection.

ConnectOne Bancorp, Inc.

Privacy Policy

Website Service Description:

Learn more section

How does the voting service work?

- As part of the service, after ConnectOne files its proxy statement, your shares will be voted according to the Board of Directors' recommendations.
- You can change your vote on any proposal related to any meeting by following the voting instruction included with your proxy materials.

What communications can I expect from ConnectOne as part of this service?

- Update you annually on your enrollment status
- Provide instructions on how to opt out or update your voting preferences
- Share a list of prior proposals the Board recommended

Who can participate in this free service?

All shareholders, including beneficial owners, registered shareholders, and participants in company-sponsored equity or retirement plans.

The service doesn't limit your voting choices—you can always vote differently on any proposal. If you opt in but later vote directly on a specific proposal, your vote will override the Board recommendation. As always, you'll receive proxy materials before each meeting, outlining all the proposals and the Board's recommendations.

What can I expect after enrolling?

Once you enroll, your shares will be voted according to the Board's recommendations—no further action is needed on your part. However, you can change your vote on any proposal at any time by voting directly; your most recent vote will always take precedence. You will continue to receive proxy materials before each meeting, which will outline all proposals and the Board's recommendations.

Can I opt out of the service later?

You can opt out of the service at any time and at no cost, which will stop your votes from being cast. If you decide to opt out after ConnectOne has filed a definitive proxy statement for an upcoming meeting, then your opt-out will apply to all future meetings after that one. For the current meeting, you can still change your vote by following the instructions in your proxy materials.

Your shares, your say.

ConnectOne Bancorp, Inc.

Important information about your ownership in ConnectOne Bank.

SAMPLE-EPR

ConnectOne Bancorp, Inc.

301 Sylvan Avenue
Englewood Cliffs, NJ 07632
P 201.816.8900
F 201.816.8911

November 12, 2026

Dear Shareholder,

As a valued shareholder of ConnectOne Bancorp, I want to make you aware of a new service we are introducing for our retail shareholders. Like many publicly traded companies, we see that many of our retail, individual shareholders do not vote at our annual meeting. This may result in higher proxy solicitation fees and leave decisions regarding the Company primarily in the hands of institutional investors.

To help ensure that our retail shareholders have their say, ConnectOne is now offering a Retail Voting Program that offers a simpler way to participate in shareholder meetings. If you choose to opt in, your shares will be voted in line with the Board of Directors' recommendations at future meetings, without any further action required on your part.

A few points worth noting:

- The service is free, and participation is entirely voluntary.
- You will continue to receive proxy materials before each meeting, outlining every proposal and the Board's recommendation.
- You can vote differently on any proposal at any time. A vote you cast directly will override the Board's recommendation.
- You can opt out at any time, at no cost.

The enclosed materials explain how the program works and how to enroll.

Thank you for your continued confidence in ConnectOne Bancorp, Inc. If you have questions about the program, our Investor Relations team can be reached at retail.shareholder@connectonebank.com.

Sincerely,

Frank Sorrentino
Chairman | CEO
ConnectOne Bancorp, Inc.